Exhibit 10.11

SUNSHINE HEART, INC.

FIRST AMENDMENT TO

SECURITIES PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of August 29, 2011, by and among SUNSHINE HEART, INC., a Delaware corporation (the “Company”), and each of those persons and entities, severally and not jointly, whose names are set forth on the Schedule of Purchasers attached hereto as EXHIBIT A (collectively, the “Purchasers” and each, without distinction, a “Purchaser”).

RECITALS

WHEREAS, the Company and the Purchasers entered into that certain Securities Purchase Agreement dated July 21, 2011 (the “Securities Purchase Agreement”); and

WHEREAS, pursuant to Section 9(e) of the Securities Purchase Agreement, the Company and the Purchasers desire to amend the Securities Purchase Agreement as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.             AMENDMENT TO SECTION 1(D). The first sentence of Section 1(d) of the Securities Purchase Agreement is hereby amended such that “August 31, 2011” shall be deleted in its entirety and replaced with “September 16, 2011”.  The Purchasers hereby ratify and confirm all previous action taken by the Company under the Securities Purchase Agreement.

2.             LIMITED MODIFICATION.  Except to the extent amended or modified herein, all provisions of the Securities Purchase Agreement remain in full force and effect.

3.             COUNTERPARTS.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

SIGNATURES ON THE FOLLOWING PAGE

This FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT is hereby executed as of the date first above written.

THE COMPANY:

SUNSHINE HEART, INC.

By:	/s/ Jeffrey S. Mathiesen
Name:	Jeffrey S. Mathiesen
Title:	Chief Financial Officer

SIGNATURE PAGE TO SUNSHINE HEART, INC.

FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT is hereby executed as of the date first above written.

THE PURCHASERS:

DAFNA LIFESCIENCE MARKET
NEUTRAL LTD.

By:	/s/ David Fischel
Name:	David Fischel
Title:	Principal

SIGNATURE PAGE TO SUNSHINE HEART, INC.

FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT is hereby executed as of the date first above written.

THE PURCHASERS:

DAFNA LIFESCIENCE LTD.

By:	/s/ David Fischel
Name:	David Fischel
Title:	Principal

SIGNATURE PAGE TO SUNSHINE HEART, INC.

FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT is hereby executed as of the date first above written.

THE PURCHASERS:

NEW EMERGING MEDICAL
OPPORTUNITIES FUND LP

By:	/s/ Michael Sjostrom
Name:	Michael Sjöström
Title:	CIO

SIGNATURE PAGE TO SUNSHINE HEART, INC.

FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT is hereby executed as of the date first above written.

THE PURCHASERS:

HARTZ CAPITAL INVESTMENTS, LLC
By: Empery Asset Management, LP, its authorized agent
By:	/s/ Ryan M. Lane
Name: Ryan M. Lane
Title: Managing Member of Empery Asset Management, LP

SIGNATURE PAGE TO SUNSHINE HEART, INC.

FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT is hereby executed as of the date first above written.

THE PURCHASERS:

EMPERY ASSET MASTER, LTD
By: Empery Asset Management, LP, its authorized agent
By:	/s/ Ryan M. Lane
Name: Ryan M. Lane
Title: Managing Member of Empery Asset Management, LP

SIGNATURE PAGE TO SUNSHINE HEART, INC.

FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT